UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2026
Veritone, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38093	47-1161641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5291 California Avenue, Suite 350 Irvine, California	92617
(Address of principal executive offices)	(Zip Code)
(888) 507-1737
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.01 Changes in Registrant’s Certifying Accountants.

(a) Dismissal of Independent Registered Public Accounting Firm.

Veritone, Inc. (the “Company”) has dismissed Grant Thornton LLP (“Grant Thornton”), an independent registered public accounting firm, as its principal accountant. The decision to dismiss Grant Thornton was effective on April 23, 2026, after being approved by the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors.

The audit reports of Grant Thornton on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2024 and December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except Grant Thornton’s report on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and December 31, 2025 included explanatory paragraphs indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2024 and December 31, 2025 and during the subsequent interim period from January 1, 2026 through April 23, 2026, (i) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that, as reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2024 (items (a) through (d) below) and December 31, 2025 (items (a) through (e) below), the Company reported material weaknesses in its internal control over financial reporting related to (a) the Company not maintaining appropriately designed entity-level controls impacting the control environment or monitoring controls to prevent or detect material misstatements to the Company’s consolidated financial statements. Specifically, these deficiencies were attributed to (i) a lack of a sufficient number of qualified resources to perform control activities and (ii) insufficient risk assessment and monitoring activities as a result of untimely or ineffective identification of internal control risks to properly design, test, implement and assess effective internal controls over financial reporting, (b) the Company not maintaining appropriately designed controls over the consolidation process and review of financial statements specifically pertaining to the Company’s design of controls to determine proper accounting for certain foreign exchange transactions and translation between the Company and certain foreign subsidiaries, (c) the Company not maintaining appropriately designed controls over information technology general controls (“ITGCs”) in the areas of user access and change-management over certain information technology (“IT”) systems that support the Company’s financial reporting processes. The Company’s business process automated and manual controls that are dependent on the affected ITGCs were also deemed ineffective because they could have been adversely impacted, (d) a lack of an effective information and communication process to identify and assess the source of and controls necessary to ensure the reliability of information used in financial reporting and for providing information required for effective activity level controls and (e) the Company not maintaining appropriately designed controls over revenue recognition, specifically as it relates to the determination of the appropriate accounting for non-routine revenue transactions. As further reported in Part II, Item 9A of the Company’s Annual Report for the fiscal year ended December 31, 2025, management is undertaking efforts to remediate these material weaknesses. The Company has authorized Grant Thornton to respond fully to the inquiries of the successor accountant concerning the subject matter of each of such reportable events.

The Company provided Grant Thornton with a copy of the disclosures in this report prior to filing with the SEC and requested that Grant Thornton provide a letter addressed to the SEC stating whether it agrees with the foregoing statements. A copy of this letter from Grant Thornton, dated April 28, 2026, is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm.

On April 23, 2026, the Audit Committee approved the engagement of CBIZ CPAs P.C. (“CBIZ”), an independent registered public accounting firm, as the Company’s principal accountant to perform independent audit services effective immediately.

During the two most recent fiscal years ended December 31, 2024 and December 31, 2025 and during the subsequent interim period from January 1, 2026 through April 23, 2026, neither the Company nor anyone on its behalf has consulted with CBIZ regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits:

Exhibit Number	Description
16.1	Letter from Grant Thornton to the SEC, dated April 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2026	VERITONE, INC.

	By:	/s/ MICHAEL L. ZEMETRA
Michael L. Zemetra
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)